FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial income:
Interest income	$ 2,551	$ 2,696	$ 2,513
Exchange rate differences and other		305
Financial expenses:
Exchange rate differences and other	334		602
Amortization/accretion of premium/discount on marketable securities, net	257	793	1,017
Financial and other expenses, total	$ 1,960	$ 2,208	$ 894